UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2017

Simpson Manufacturing Co., Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13429	94-3196943
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5956 W. Las Positas Boulevard, Pleasanton, CA 94588

(Address of principal executive offices)

(Registrant’s telephone number, including area code): (925) 560-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Special Meeting Preliminary Proxy Statement

On February 10, 2017, Simpson Manufacturing Co, Inc. (the “Company”) filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with a special meeting of the Company’s shareholders to be held on or about March 28, 2017 (the “Special Meeting”), at the Company’s home office located at 5956 W. Las Positas Blvd., Pleasanton, California 94588 for considering the following proposals:

1.	to approve and adopt the amendment to the Company’s Certificate of Incorporation to declassify the Company’s board of directors (the “Board”) over a three-year period and provide that directors who are up for election be elected for one-year terms beginning at the Company’s 2017 annual meeting of shareholders (the “2017 Annual Meeting”); and

2.	to approve and adopt the amendment to the Company's Certificate of Incorporation to eliminate the ability to exercise cumulative voting in director elections.

The foregoing proposals are the only proposals to be acted upon at the Special Meeting.

Shareholder Nomination Notice

Iron Compass Partners, LP, which, together with certain affiliates, has indicated it beneficially owns an aggregate of 170,042 shares of the Company’s common stock (representing approximately 0.36% of the Company’s outstanding common stock), has delivered notice to the Company of its intention to cumulate votes and to nominate one director candidate, Brett Milgrim, for election to the Board at the 2017 Annual Meeting.

Important Additional Information

The Company, its directors and certain of its executive officers and other employees will be deemed to be participants in the solicitation of proxies from Company shareholders in connection with the matters to be considered at the Special Meeting. The Company has filed a preliminary proxy statement and proxy card with the SEC, and intends to file a definitive proxy statement and proxy card with the SEC, in connection with any such solicitation of proxies from Company shareholders. COMPANY SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH DEFINITIVE PROXY STATEMENT AND ACCOMPANYING PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the identity of participants, and their direct or indirect interests in the matters to be considered at the Special Meeting, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed by the Company with the SEC. Shareholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at http://www.simpsonmfg.com, by writing to the Company at 5956 W. Las Positas Blvd., Pleasanton, CA 94588, or by calling the Company’s proxy solicitor D.F. King at (212) 269-5550.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simpson Manufacturing Co., Inc.
(Registrant)

DATE: February 10, 2017	By	/s/ BRIAN J. MAGSTADT
Brian J. Magstadt
Chief Financial Officer

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